UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of theSecurities Exchange Act of 1934

Date of Report (date of earliest event reported): October 28, 2016

OPEXA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification No.)

2635 Technology Forest Blvd., The Woodlands, Texas 77381
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On October 28, 2016, Opexa Therapeutics, Inc. (the “Company”) announced the top-line results from its Phase 2b “Abili-T” clinical trial designed to evaluate the efficacy and safety of Tcelna (imilecleucel-T) in patients with secondary progressive multiple sclerosis. Tcelna did not meet the primary endpoint of reduction in brain volume change (atrophy), nor did it meet the secondary endpoint of reduction of the rate of sustained disease progression.

A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Opexa Therapeutics, Inc. on October 28, 2016.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section, nor be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPEXA THERAPEUTICS, INC.

Dated: October 28, 2016	By:	/s/ Neil K. Warma
Neil K. Warma
President, Chief Executive Officer and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Opexa Therapeutics, Inc. on October 28, 2016.